Stockgroup Information Systems Inc.

Audit Committee Charter

The following Audit Committee Charter was adopted by the Board of Directors of Stockgroup Information Systems Inc.

Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.

The Audit Committee Composition and Meetings

The Audit Committee members shall meet the requirements of the state, provincial, and federal regulations to which the Company is subject, as well as any stock exchange upon which the Company's shares are listed and traded. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent. All members of the Committee shall be able to read and understand basic financial statements.

Audit Committee members shall be appointed by the Board through a nomination process. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit committee Chair shall prepare and/or approve agenda in advance of the meeting. The Committee should meet privately in executive session at least annually with the management and the external auditors and as a committee to discuss any matters the Committee or each of these groups believe should be discussed. In addition, the Committee should meet with management and separately with the external auditors as part of their engagement, quarterly to review the Company's interim financial statements and any significant events or findings that took place or came to the attention of management or the auditors. Minutes shall be kept of each meeting.

The Committee shall review this Mandate at least annually and make recommendations to the Board for amendments.

Primary Responsibilities and Duties

The Audit Committee's primary duties and responsibilities include:

Identifying Risk. Identify and monitor the management of the principal risks that could impact the financial reporting of the Company. Bring significant risks to the attention to the Board.
Reviewing Reporting Controls. Review with the external auditors and/or management the integrity of the Company's financial reporting controls and accounting compliance.
Monitoring Auditors. Monitor the independence and performance of the Company's external auditors.
Reporting to the Board. Report to the Board of Directors on its ability to fulfill its mandate and bring to the Board's attention all matters it considers significant.
Reviewing Financial Statements. Review the Company's annual audited and quarterly reviewed financial statements and related documents prior to filing or distribution. Review should include discussion with management and external auditors of significant issues regarding accounting principles, practices, and significant management estimates or judgments.
Approving Audit Fees. Approve the fees and other significant compensation to be paid to the external auditors. Pre-approve all non-audit services to be provided by the external auditors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine if the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements on an annual basis. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to external auditors, company legal counsel as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

External Auditors

The external auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the shareholders. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the external auditors or approve of any discharge of auditors when circumstances warrant.

Legal Compliance

On at least an annual basis, review with the Company's management and/or, at the Audit Committee's discretion, counsel any known legal matters that could have a significant impact on the organization's financial statements.